UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 17, 2003

THE OILGEAR COMPANY
(Exact name of registrant as specified in its charter)

Wisconsin	000-00822	39-0514580
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 South 51st Street Post Office Box 343924 Milwaukee, Wisconsin	53234-3924
(Address of principal executive offices)	(Zip Code)

(414) 327-1700 (Registrant's telephone number, including area code) _________________

Item 12.     Results of Operations and Financial Condition.

        On November 17, 2003, The Oilgear Company announced its loss in the third quarter of 2003 in the press release attached hereto as Exhibit 99.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE OILGEAR COMPANY

Date: November 19, 2003

By:   /s/ David A. Zuege
        David A. Zuege, President and
        Chief Executive Officer

THE OILGEAR COMPANY
(the “Registrant”)
(Commission File No. 000-00822)

EXHIBIT INDEX
TO
FORM 8-K CURRENT REPORT
Date of Report: November 17, 2003

Exhibit Number	Description	Furnished Hereiwth
99	Press Release dated November 17, 2003, issued by the Registrant	X